SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 1998



                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)




            Delaware                    1-13245              75-2702753
(State or other jurisdiction of       Registration        (I.R.S. Employer
 incorporation or organization)        File Number      Identification Number)




1400 Williams Square West, 5205 N. O'Connor Blvd., Irving, Texas      75039
           (Address of principal executive offices)                 (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)





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                        Pioneer Natural Resources Company



Item 5.   Other Events

Arthur L. Smith, a member of the Board of Directors, has resigned as a result of
accepting  the  position  of  Chairman  and  CEO  with  Torch  Energy   Advisors
Incorporated.

Jon Brumley, Chairman, said, "Our shareholders and employees are grateful to Art for his faithful service and commitment to excellence. We wish him success in his new endeavor."

Headquartered   in   Dallas,   Pioneer  is  one  of  the   largest   independent
(non-integrated) exploration and production oil and gas companies in North America, with major operations in the United States, Canada and Argentina.



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                        PIONEER NATURAL RESOURCES COMPANY



                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIONEER NATURAL RESOURCES COMPANY




Date:       June 2, 1998            By:     /s/ M. Garrett Smith
                                        --------------------------------
                                            M. Garrett Smith
                                            Executive Vice President and
                                            Chief Financial Officer



Date:       June 2, 1998            By:     /s/ Rich Dealy
                                        --------------------------------
                                            Rich Dealy
                                            Vice President and
                                            Chief Accounting Officer



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